EXHIBIT 99.1

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                        SETTLEMENT AGREEMENT AND RELEASE

                                  (INVESTMENT)

     This Settlement Agreement and Release (the "Investment Settlement Agreement"), is made and entered into as of this 1st of July 2004, by and between Stephen Jarchow ("Jarchow") and Paul Colichman ("Colichman"), collectively referred to as the "Regent Parties," on the one hand, and Advance Display Technologies, Inc. ("ADTI"), Gene Schneider ("Schneider") and Lawrence DeGeorge ("DeGeorge"), collectively referred to as the "ADTI Parties," on the other hand, with reference to the following facts:

     A. Colichman is a United States citizen and is a manager or officer of one or more of the entities collectively referred to as "Regent" in the Theaters Settlement Agreement executed concurrently herewith.

     B. Jarchow is a United States citizen and is a manager or officer of one or more of the entities collectively referred to as "Regent" in the Theaters Settlement Agreement executed concurrently herewith. Jarchow served as a director of ADTI from September 2, 2003 to April 7, 2004.

     C. ADTI is a corporation organized under the laws of the State of Colorado.

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     D. Schneider is a United States citizen and was a shareholder of ADTI at all material times during the transaction(s) with respect to which this Investment Settlement Agreement is being effected.

     E. DeGeorge is a United States citizen and was a shareholder and director of ADTI at all material times during the transaction(s) with respect to which this Investment Settlement Agreement is being effected.

     F. ADTI's historical business has been the development of fiber optic display technologies for screen applications.

     G. During the summer of 2003, Matthew W. Shankle, president of ADTI, and Jarchow and Colichman, the senior executives of Regent, negotiated an arrangement whereby Regent Entertainment Partnership L.P. ("Regent L.P.") would sell all unit interest(s) in Regent Theaters LLC ("Theaters") and Regent Releasing LLC ("Releasing") to ADTI in exchange for consideration of $50,000 in cash. Separately Jarchow, Colichman, Schneider and DeGeorge agreed to invest the aggregate amount of $1,000,000 into ADTI through the purchase of preferred stock, with Schneider investing $250,000, Colichman and Jarchow investing $250,000 ($125,000 each), and DeGeorge investing $500,000.

     H. On November 4, 2003 and furtherance of the matters set forth herein, the following documents, among others, were executed:

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     (a) A Unit Purchase Agreement by and among Theaters, Releasing, ADTI, and
Regent L.P., whereunder ownership of all the membership interests in Theaters and Releasing (the "Membership Interests") was transferred to ADTI for the stated consideration;

     (b) A Stock Purchase Agreement by and among Schneider, DeGeorge, Jarchow and Colichman (collectively, the "Purchasers") and ADTI, whereunder preferred stock was purchased from ADTI by the Purchasers in exchange for the stated investments; and

     (c) A Shareholders Agreement, by and among ADTI and the Purchasers, whereunder certain rights and obligations and restrictions of ADTI and the Purchasers were set forth.

     I. The agreements referred to in Recital H were executed contemporaneously and in consideration of each other.

     J. After the execution of the Unit Purchase Agreement and the utilization by ADTI of sums invested by the Purchasers, the consideration to be paid to Regent L.P. under the Unit Purchase Agreement was never fully paid, as DeGeorge has to date paid only $100,000 of the $500,000 due from him under the Stock Purchase Agreement.

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     K. By letter to ADTI, Regent notified ADTI that Regent considered the Unit
Purchase Agreement to be null and void or, in the alternative, to have been terminated for breach, specifically the failure to pay the consideration stated.

     L. By assignment dated May 12, 2004 (the "Assignment"), ADTI, sua sponte, reassigned the Membership Interests to Regent L.P. The Assignment contained a quitclaim without any representations, warranties and indemnities on account of action or inaction of ADTI and/or others during the time period that ADTI controlled the operations of said theaters. The Assignment also contained "Whereas" recitals referencing allegations by ADTI that the financial condition of Theaters and Releasing had been misrepresented to ADTI. Such recitals were and are unacceptable to Regent and the allegations were and are denied by Regent.

     M. The Regent Parties and the ADTI Parties (collectively, the "Parties") have now agreed to settle their disputes with respect to the Stock Purchase Agreement and related matters set forth herein (collectively, the "Investment Disputes").

     N. Concurrently herewith, ADTI and Regent have agreed to settle their disputes related to the Unit Purchase Agreement (the "Theaters Disputes") and have entered into the Theaters Settlement Agreement.

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     O. Except as otherwise set forth herein or in the Theaters Settlement
Agreement, each of the referenced agreements (collectively, the "Settlement Agreements") is entered into in consideration of the other.

     NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth below, the Parties hereby stipulate and agree as follows:

     1. Subject to the promises, terms and releases contained herein, and in complete satisfaction and settlement of all breaches alleged by Regent:

        (a) ADTI agrees to pay Jarchow the sum of $37,500 and Colichman the sum of $37,500 (in the aggregate, the "Investment Settlement Amount") and the effectiveness of this Investment Settlement Agreement is subject to the payment of the Investment Settlement Amount within seven (7) days of execution hereof.

        (b) Any and all shareholdings of Jarchow and Colichman in ADTI to the extent not previously voided or cancelled are hereby deemed cancelled and null and void and any stock certificates representing shares of ADTI stock shall be returned to ADTI forthwith.

        (c) The Shareholders Agreement by and among the parties thereto is hereby deemed null and void.

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     2. The Parties hereby agree that (a) the terms of the Settlement Agreements shall not be disclosed, directly or indirectly, by the Parties or their attorneys, agents or representatives, to any third parties, other than accountants and business advisors of the Parties, except as required by law, governmental regulation or court order, or as necessary to enforce the terms of the Settlement Agreements (the parties recognizing that copies of both
Settlement Agreements must be filed by ADTI with the SEC as an exhibit to a Form 8-K statement under the Securities Exchange Act of 1934), and (b) the negotiations between the Parties leading up to the Settlement Agreements, including all communications and information exchanges by the Parties, shall be kept absolutely confidential and shall not be disclosed, directly or indirectly, by the Parties or their attorneys, agents or representatives, to any third parties, other than accountants and business advisors of the Parties, except as required by law, governmental regulation or court order, or as necessary to enforce the terms of the Settlement Agreements.

     3. Upon the execution of the Settlement Agreements and the payment by ADTI of the Theaters Settlement Amount, as defined in the Theaters Settlement Agreement, and the Investment Settlement Amount (collectively, the "Settlement Amounts"), the Parties and each of their affiliates shall each and do hereby absolutely and irrevocably discharge and release one another, and each other's respective officers, directors, financiers, employees, partners, accountants,

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attorneys, predecessors, parents and subsidiaries of and from any and all liabilities, liens, debts, accounts, accountings, payments due, demands, obligations, promises, acts, agreements, costs, and expenses (including attorneys' fees), damages, claims, actions, causes of action, counterclaims and cross-claims of whatever kind or nature, whether known or unknown, suspected or unsuspected, which they each now or hereafter may own or hold, or have at any time heretofore owned or held, which in any way, either directly or indirectly, relate to, arise from or are in any way connected with the Investment Disputes, subject only to the enforcement of the representations, warranties and covenants set forth in Paragraph 5 of this Investment Settlement Agreement. The ADTI Parties agree and affirm that they have no interest or ownership whatsoever in Regent or any other entity owned or controlled by the Regent Parties, and agree to release any claims to such interest or ownership. The matters within the scope of the releases contained in this paragraph 3 are referred to collectively as the "Released Matters."

     4. Except for the representations, warranties and covenants set forth in paragraph 5 hereof, the Parties intend and agree that the releases provided for herein constitute a full and final accord and satisfaction and release of and from the Released Matters. In furtherance of this intention and agreement, the Parties recognize, acknowledge, and agree that each is familiar with and has been advised

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by legal counsel concerning the legal effect of California Civil Code Section
1542, which provides as follows:

        "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if know by him must have materially affected his settlement with the debtor."

        The Parties hereby knowingly, voluntarily and expressly waive and relinquish any and all rights and/or benefits which any of them may have under Civil Code Section 1542 or under any other analogous statute or common-law principle in effect in California or in any other jurisdiction.

     5. The Parties hereby warrant and represent that they are the lawful owners of all right, title and interest in and to the Released Matters and that they have not assigned or transferred or purported to assign or transfer to any person or entity, any right, title or interest therein. A breach of this paragraph 5 shall be deemed an independent breach and shall not constitute grounds for rescission or failure of this Investment Settlement Agreement or the Theaters Settlement Agreement.

     6. Each of the Parties hereby agrees and acknowledges that it has been represented by counsel of its own choosing in connection with the negotiation and

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preparation of this Investment Settlement Agreement, has been fully informed by its counsel as to the meaning and legal significance of this Investment Settlement Agreement and, based upon such representation and advice, knowingly and voluntarily agrees to be bound by the terms of this Investment Settlement Agreement. Each Party further agrees and acknowledges that consent to the terms of this Investment Settlement Agreement has been freely given and that none of the Parties has done so under duress, coercion or undue influence of any kind or nature, and the Parties hereby waive any and all right to seek rescission of this Investment Settlement Agreement or any of the releases set forth herein on such or similar grounds.

     7. Any dispute that in any way arises under or relates to this Investment Settlement Agreement (whether in contract, tort or both) shall be resolved through binding arbitration administered by the American Arbitration Association under its Commercial Rules of Arbitration, or through such other similar body or tribunal as the Parties may mutually agree upon in writing; provided, however, that, in order to ensure that the timeliness and cost savings of arbitration are preserved, the Parties agree that no depositions will be allowed in any such arbitration. Unless otherwise agreed by the Parties in writing, such arbitration proceedings shall be conducted in any reasonably accessible forum in the continental United States other than the states of California, Colorado and Texas. The prevailing party in

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any such arbitration shall be entitled to recover its reasonable attorneys' fees incurred therein.

     8. This Investment Settlement Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same agreement.

     9. This Investment Settlement Agreement, together with the Theaters Settlement Agreement, embodies the entire understanding of the Parties, and there are no other agreements, understandings or representations, written or oral, in effect between the Parties relating to the subject matter of the Settlement Agreements. This Investment Settlement Agreement may be amended or modified only by a written agreement executed by all of the Parties.

     10. This Investment Settlement Agreement is subject to and contingent on the execution of the Theaters Settlement Agreement and the payment by ADTI of the Settlement Amounts under both Settlement Agreements. In the event the Settlement Amounts are not paid in full, this Investment Settlement Agreement shall be deemed null and void.

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     IN WITNESS WHEREOF, the Parties have executed this Investment Settlement
Agreement , effective as of July 1, 2004.

                                    ADVANCE DISPLAY TECHNOLOGIES, INC.



                                    By: /S/MATTHEW W. SHANKLE
                                       -------------------------------
                                    Matthew W. Shankle, President


                                    /S/STEPHEN P. JARCHOW
                                    --------------------------
                                    Stephen P. Jarchow


                                    /S/PAUL COLICHMAN
                                    --------------------------
                                    Paul Colichman


                                    /S/GENE W. SCHNEIDER
                                    --------------------------
                                    Gene W. Schneider


                                    /S/LAWRENCE F. DEGEORGE
                                    --------------------------
                                    Lawrence F. DeGeorge

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